Exhibit 10(m)(xxii)

AMENDMENT NO. 21 TO TRANSFER AND ADMINISTRATION AGREEMENT

AMENDMENT NO. 21 TO TRANSFER AND ADMINISTRATION AGREEMENT, dated as of March 30, 2012 (this “Amendment”), to that certain Transfer and Administration Agreement dated as of March 21, 2001, as amended by Amendment No. 1 to Transfer and Administration Agreement dated as of November 30, 2001, Amendment No. 2 to Transfer and Administration Agreement dated as of December 14, 2001, Amendment No. 3 to Transfer and Administration Agreement dated as of March 20, 2002, Amendment No. 4 to Transfer and Administration Agreement dated as of March 29, 2002, Amendment No. 5 to Transfer and Administration Agreement dated as of May 22, 2002, Amendment No. 6 and Limited Waiver to Transfer and Administration Agreement dated as of September 27, 2002, Amendment No. 7 to Transfer and Administration Agreement dated as of February 19, 2003, Amendment No. 8 to Transfer and Administration Agreement dated as of April 14, 2003, Amendment No. 9 to Transfer and Administration Agreement dated as of August 13, 2003, Amendment No. 10 to Transfer and Administration Agreement dated as of February 18, 2004, Amendment No. 11 to Transfer and Administration Agreement dated as of August 13, 2004, Amendment No. 12 to Transfer and Administration Agreement dated as of February 14, 2005, Amendment No. 13 to Transfer and Administration Agreement dated as of February 13, 2006, Amendment No. 14 to Transfer and Administration Agreement dated as of October 31, 2006, Amendment No. 15 to Transfer and Administration Agreement dated as of February 12, 2007, Amendment No. 16 to Transfer and Administration Agreement dated as of March 27, 2007, Amendment No. 17 to Transfer and Administration Agreement dated as of March 26, 2010, Amendment No. 18 to Transfer and Administration Agreement dated at of December 15, 2010, Amendment No. 19 to Transfer and Administration Agreement dated as of February 14, 2011 and Amendment No. 20 to Transfer and Administration Agreement dated as of December 7, 2011 (as so amended and in effect, the “TAA”), by and among Arrow Electronics Funding Corporation, a Delaware corporation (the “SPV”), Arrow Electronics, Inc., a New York corporation, individually (“Arrow”) and as the initial Master Servicer, the several commercial paper conduits identified on Schedule A to the TAA and their respective permitted successors and assigns (the “Conduit Investors”; each individually, a “Conduit Investor”), the agent bank set forth opposite the name of each Conduit Investor on such Schedule A and its permitted successors and assigns (each a “Funding Agent”) with respect to such Conduit Investor, Bank of America, National Association, a national banking association, as the administrative agent for the Investors (the “Administrative Agent”), and the financial institutions from time to time parties thereto as Alternate Investors. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the TAA.
PRELIMINARY STATEMENTS:
WHEREAS, the SPV, Arrow, the Conduit Investors, the Funding Agents, the Alternate Investors and the Administrative Agent have entered into the TAA;
WHEREAS, the SPV and Arrow have requested that the Conduit Investors, the Funding Agents, the Alternate Investors and the Administrative Agent agree to make certain changes and amendments to the TAA;
WHEREAS, subject to the terms and conditions set forth herein, the Conduit Investors, the Alternate Investors, the Funding Agents and the Administrative Agent are willing to make such changes and amendments to the TAA.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendments to the TAA. On and as of the Effective Date (as defined below), clause (c) of Section 7.2 of the TAA is hereby amended to delete the phrase “March 31” appearing therein and to replace such phrase with the phrase “September 30”.

SECTION 2. Representations and Warranties of the SPV and Arrow. To induce the Conduit Investors, Alternate Investors, the Funding Agents and the Administrative Agent to enter into this Amendment, the SPV and Arrow each makes the following representations and warranties (which representations and warranties shall survive the execution and delivery of this Amendment) as of the date hereof and, after giving effect to the amendments set forth herein as of the Effective Date:

Section 2.1. Authority. The SPV and Arrow each has the requisite corporate power, authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder and under the Transaction Documents, including the TAA (as modified hereby). The execution, delivery and performance by the SPV and Arrow of this Amendment and their performance of the Transaction Documents, including the TAA (as modified hereby), have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

Section 2.2. Enforceability. This Amendment has been duly executed and delivered by the SPV and Arrow. This Amendment is the legal, valid and binding obligation of the SPV and Arrow, enforceable against the SPV and Arrow in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and the application of general principles of equity (regardless of whether considered in a proceeding at law or in equity). The making and delivery of this Amendment and the performance of the TAA, as amended by this Amendment, do not violate any provision of law or any regulation (except to the extent that the violation thereof could not, in the aggregate, be expected to have a Material Adverse Effect or a material adverse effect on the condition (financial or otherwise), business or properties of Arrow and the other Originators, taken as a whole), or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected.

Section 2.3. Representations and Warranties. The representations and warranties contained in the Transaction Documents are true and correct on and as of the date hereof and the Effective Date, as applicable, as though made on and as of such date after giving effect to this Amendment, except for representations and warranties made by the SPV or Arrow expressly stated to relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

Section 2.4. No Termination Event. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Termination Event or a Potential Termination Event.

SECTION 3. Conditions Precedent: Amendment. This Amendment shall become effective, as of the date hereof, on the date on which the Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto.

SECTION 4. Conditions Precedent: TAA. The amendment to the TAA contemplated in Section 1 above shall become effective on and as of the date (the “Effective Date”) identified as such by the

Administrative Agent in a written notice to each of the parties hereto following the determination by the Administrative Agent that each of the conditions set forth below has been satisfied or waived:

Section 4.1. Closing Documents. The Administrative Agent in its sole discretion shall reasonably determine that the requirements of Section 3 of this Amendment have been satisfied.

Section 4.2. Fees and Expenses. Each Funding Agent upon giving affect to this Amendment shall have received for the benefit of itself and its Investors payment in full of such fees and reimbursement of such expenses as may be due and payable by the SPV to such Funding Agent and Investor in connection with this Amendment.

SECTION 5. Payment of Fees and Expenses. The SPV agrees to pay all fees and expenses (including attorney's fees and expenses) as may be due and payable by the SPV to the Administrative Agent pursuant to Section 9.4 of the TAA in connection with this Amendment.

SECTION 6. References to and Effect on the Transaction Documents.

Section 6.1. Except as specifically amended and modified hereby, each Transaction Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

Section 6.2. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, Funding Agent or the Administrative Agent under any Transaction Document, nor constitute a waiver, amendment or modification of any provision of any Transaction Document, except as expressly provided in Section 1 hereof.

Section 6.3. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

Section 6.4. Each reference in the TAA to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in any other Transaction Document to “the Transfer and Administration Agreement”, “thereunder”, “thereof” or words of like import, referring to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile, electronic mail, portable document format (PDF) or similar means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM

IN CONNECTION WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
Arrow Electronics Funding Corporation,
as SPV

By:     /s/ Michael M. Casale
Name: Michael M. Casale
Title: Vice President - Taxation

Arrow Electronics, Inc.,
individually and as Master Servicer
By:     /s/ Gregory A. Hanson
Name: Gregory A. Hanson
Title: Vice President and Treasurer

Signature Page to
Amendment No. 21 to
Arrow Electronics
Transfer and Administration Agreement

Bank of America, National Association,
as a Funding Agent, as Administrative Agent, and as an
Alternate Investor

By:     /s/ Robert R. Wood
Name: Robert R. Wood
Title: Director

Signature Page to
Amendment No. 21 to
Arrow Electronics
Transfer and Administration Agreement

Liberty Street Funding LLC,
as a Conduit Investor

By:     /s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

The Bank of Nova Scotia,
as a Funding Agent and as an Alternate Investor
By:     /s/ Diane Emanuel
Name: Diane Emanuel
Title: Managing Director

Signature Page to
Amendment No. 21 to
Arrow Electronics
Transfer and Administration Agreement

Gotham Funding Corporation,
as a Conduit Investor
By:     /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New
York Branch,
as a Funding Agent
By:     /s/ Aditya Reddy
Name: Aditya Reddy
Title: Managing Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch,
as an Alternate Investor
By:     /s/ Kenneth Egusa
Name: Kenneth Egusa
Title: Vice President

Signature Page to
Amendment No. 21 to
Arrow Electronics
Transfer and Administration Agreement

Wells Fargo, N.A., as a Funding Agent and as an Alternate Investor

By:     /s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Vice President

Signature Page to
Amendment No. 21 to
Arrow Electronics
Transfer and Administration Agreement

Bryant Park Funding LLC, as Conduit Investor

By:     /s/ Kevin P. Burns
Name: Kevin P. Burns
Title: Vice President

HSBC Securities (USA) Inc., as Funding Agent

By:     /s/ Thomas Carroll
Name:    Thomas Carroll
Title: Director

HSBC Bank plc, as Alternate Investor

By:     /s/ Paul Randall
Name:    Paul Randall
Title: Manager

Signature Page to
Amendment No. 21 to
Arrow Electronics
Transfer and Administration Agreement

Working Capital Management Co., L.P., as Conduit Investor

By:     /s/ Shinichi Nochiide
Name:    Shinichi Nochiide
Title: Attorney In Fact

Mizuho Corporate Bank, Ltd., as Funding Agent and Alternate Investor

By:     /s/ Raymond Ventura
Name:    Raymond Ventura
Title: Deputy General Manager

Signature Page to
Amendment No. 21 to
Arrow Electronics
Transfer and Administration Agreement